                                                              Exhibit 10.20

                                                             EXECUTION COPY






                         STOCK PURCHASE AGREEMENT


                                 between


                          STARMEDIA NETWORK, INC.


                                    and


                     NATIONAL BROADCASTING COMPANY, INC.




                            Dated as of May 4, 1999


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                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

                                    ARTICLE I
                               THE PURCHASED SHARES

Section 1.1     Issuance, Sale and Delivery of the Purchased Shares        1
Section 1.2     Closing                                                    1


                                    ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 2.1     Organization; Corporate Power                              1
Section 2.2     Authorization of Agreement                                 2
Section 2.3     Validity                                                   2
Section 2.4     Authorized Capital Stock                                   2
Section 2.5     Financial Statements                                       2
Section 2.6     Litigation; Compliance with Law                            3
Section 2.7     Intellectual Property                                      3
Section 2.8     Taxes                                                      3
Section 2.9     Governmental Approvals                                     3
Section 2.10    Brokers                                                    4
Section 2.11    Foreign Corrupt Practices Act                              4


                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

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Section 3.1     Organization Corporate Power                               4
Section 3.2     Authorization of Agreements                                4
Section 3.3     Validity                                                   5
Section 3.4     Accredited Investor                                        5
Section 3.5     Sufficient Knowledge                                       5
Section 3.6     Investment                                                 5
Section 3.7     No Registration                                            5
Section 3.8     Brokers                                                    5


                                     ARTICLE IV
                    CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER
                                   AND THE COMPANY

Section 4.1     Conditions to the Obligations of the Purchaser on the
                Closing Date                                               5
        (a)     Representations and Warranties to be True and Correct      6
        (b)     Performance                                                6
        (c)     Supporting Documents                                       6
        (d)     Registration Rights Agreement                              6
Section 4.2     Condition to the Obligations of the Company on the
                Closing Date                                               7
        (a)     Representations and Warranties to be True and Correct      7
        (b)     Performance                                                7
        (c)     Lockup Agreement                                           7


                                      ARTICLE V
                                    MISCELLANEOUS

Section 5.1     Registration Rights Agreement                              7

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Section 5.2     Lockup Agreement                                           7
Section 5.3     Expenses                                                   7
Section 5.4     Brokerage                                                  7
Section 5.5     Notices                                                    7
Section 5.6     Governing Law                                              8
Section 5.7     Entire Agreement                                           8
Section 5.8     Counterparts                                               8
Section 5.9     Amendments                                                 8
Section 5.10    Severability                                               8
Section 5.11    Titles and Subtitles                                       8
Section 5.12    Certain Defined Terms                                      8

     STOCK PURCHASE AGREEMENT dated as of May 4, 1999, between StarMedia Network, Inc., a Delaware corporation (the "Company"), and National Broadcasting Company, Inc. (the "Purchaser").

     WHEREAS, the Company wishes to issue and sell to the Purchaser an aggregate of 454,545 shares (the "Purchased Shares") of the authorized but unissued common stock, $0.001 par value, of the Company (the "Common Stock"); and

     WHEREAS, the Purchaser wishes to purchase the Purchased Shares on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                             THE PURCHASED SHARES

          ISSUANCE, SALE AND DELIVERY OF THE PURCHASED SHARES.

     The Company agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the Purchased Shares in exchange for an amount equal to $5,000,000 (the "Purchase Price").

          CLOSING.

     The closing (the "Closing") shall take place at the offices of Winthrop, Stimson, Putnam and Roberts, One Battery Park Plaza, New York, New York 10004 on May 5, 1999, at 10:00 a.m., New York time, or at such other date and time as may be agreed upon between the Purchaser and the Company (the "Closing Date").

     At the Closing, the Company shall issue and deliver to the Purchaser a stock certificate or certificates in definitive form, registered in the name of the Purchaser representing the Purchased Shares. As payment in full for the Purchased Shares, and against delivery of the stock certificate or certificates therefor as aforesaid, on the Closing Date the Purchaser shall deliver to the Company the Purchase Price, payable by (i) delivery to the Company of a certified check payable to the order of the Company, or (ii) wire transfer of immediately available funds to the account of the Company.

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

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     The Company represents and warrants to the Purchaser that, except as set forth in the Disclosure Schedule attached as SCHEDULE I:

          ORGANIZATION; CORPORATE POWER.

     The Company and each of its subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the corporate power and authority to execute and deliver this Agreement, and perform its obligations hereunder.

          AUTHORIZATION OF AGREEMENT.

     The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, any agreement, instrument, judgement, decree, statute, regulation, rule (except to the extent that any violation of the foregoing would not have a Material Adverse Effect (as defined in Section 2.6)), the Certificate of Incorporation of the Company, as amended (the "Charter"), or the By-laws of the Company, as amended.

     The Purchased Shares have been duly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

          VALIDITY.

     This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by general equitable principles.

          AUTHORIZED CAPITAL STOCK.

     The authorized capital stock of the Company consists of (i) 60,000,000 shares of Preferred Stock, $0.001 par value (the "Preferred Stock"), of which 7,330,000 shares have been designated Series A Convertible Preferred Stock, 8,000,000 shares have been designated Series B Convertible Preferred Stock and 16,666,667 shares have been designated Series C Convertible Preferred Stock, and (ii) 100,000,000 shares of Common Stock, $0.001 par value. Prior to the Closing and to any other sale of Common Stock occurring on the Closing Date, (A) 13,245,181 shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable,

(B) 7,330,000 shares of Series A Convertible Preferred Stock, 8,000,000 shares of Series B Convertible Preferred Stock and 16,666,667 shares of Series C Convertible Preferred Stock will be validly issued and outstanding, fully paid and non-assessable, all of which were issued in compliance with all applicable Federal and state securities laws. An aggregate of 31,996,667 shares of Common Stock has been reserved for issuance upon conversion of the Series C Convertible Preferred Stock, the Series B convertible Preferred Stock and the Series A Convertible Preferred Stock. Options to purchase 8,579,100 shares of Common Stock have been granted and are currently outstanding. The designations, powers, preferences, rights, qualifications, limitation and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Charter. Subject to the accuracy of the representations and warranties of the Purchaser set forth in Article III, all of the Purchased Shares are being issued in compliance with all applicable Federal and state securities laws.


          FINANCIAL STATEMENTS.


     The Company has furnished to the Purchaser (i) the audited balance sheet of the Company as of December 31, 1998 (the "Balance Sheet"), and the related audited statements of income and stockholders' equity for the year then ended, and (ii) the unaudited balance sheet of the Company as of March 30, 1999 and the related unaudited statements of income and stockholders' equity for the three months then ended (the "Unaudited Balance Sheet"). All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position and results of operation of the Company and its subsidiaries, on a consolidated basis, for and as of the dates set forth therein. Since the date of the Unaudited Balance Sheet, there has been no material adverse change in the assets, liabilities or financial condition of the Company and its subsidiaries, on a consolidated basis, from that reflected in the Unaudited Balance Sheet, except for changes in the ordinary course of business.


          LITIGATION; COMPLIANCE WITH LAW.

     There is no action, suit, claim or proceeding pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries, at law or in equity, or before or by any foreign or domestic Federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, except to the extent that any of the foregoing, if determined adversely to the Company or its subsidiaries, would not have a material and adverse effect on the business, financial condition, operations or property of the Company ("Material Adverse Effect"). The Company and each of its subsidiaries (i) has complied with all foreign and domestic laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, (ii) has all necessary permits, licenses and other authorizations required to conduct its business as conducted, and (iii) has been operating its business pursuant to and in compliance with the terms of all such permits, licenses and other authorizations, except to the extent that the failure to do any of the foregoing would not have a Material Adverse Effect.


          INTELLECTUAL PROPERTY.

     Except as set forth in the Disclosure Schedule, no claim is pending or, to the best of the



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Company's knowledge, threatened to the effect that any domestic or foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names or copyrights owned or licensed by the Company or any of its subsidiaries or which the Company or any of its subsidiaries otherwise has the right to use, is invalid or unenforceable by the Company or any such subsidiary, except to the extent that any of the foregoing, if determined adversely to the Company, would not have a Material Adverse Effect.



          TAXES.

     The Company and each of its subsidiaries has filed all tax returns, Federal, state, foreign, county and local, required to be filed by it, and the Company and each of its subsidiaries has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, other than those being contested in good faith. The Company and each of its subsidiaries has established adequate reserves for all taxes accrued but not yet payable.

          GOVERNMENTAL APPROVALS.

     Subject to the accuracy of the representations and warranties of the Purchaser set forth in Article III, no registration or filing with, or consent or approval of or other action by, any foreign or domestic Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of its obligations hereunder, other than filings pursuant to Federal and state securities laws in connection with the sale of the Purchased Shares which will be made in accordance with applicable Federal and state securities laws.


          BROKERS.

     Except as set forth on the Disclosure Schedule, the Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.



          FOREIGN CORRUPT PRACTICES ACT.

     Neither the Company nor any of its subsidiaries has taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder. To the best of the Company's knowledge, there is not now, and there has never been, any employment by the Company or any of its subsidiaries of, or beneficial ownership in the Company or any of its subsidiaries by, any governmental or political official in any country in the world.


          ADDITIONAL PURCHASERS.

     Within the fifteen (15)-day period ending on the Closing Date, the Company has issued to those investors set forth on Section 2.12 of the Disclosure Schedule, in the aggregate, 3,272,726 shares of Common Stock at a purchase price per share of $11.00, on terms and conditions substantially similar to those set forth in the drafts dated May 3, 1999 of this Agreement, the Registration Rights Agreement (as defined herein), and the Lockup Agreement (as defined herein).


     REGISTRATION STATEMENT. The Company has filed with the U.S. Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-1, Registration No. 333-746659 (as amended by all amendments thereto filed with the SEC through the date hereof, the "Registration Statement") in connection with the proposed initial public offering of the Common Stock of the Company. The information contained in the Registration Statement is true, complete and correct and such information does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except with respect to those items specified in Section 2.13 of the Disclosure Schedule and except with respect to changes made by amendment to the Registration Statement filed with the SEC after the date hereof to comply with disclosure obligations of the Securities Act of 1993 in response to comments of the SEC to the Registration Statement, and changes relating to the pricing of the Common Stock in such initial public offering.


          REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to the Company that:


          ORGANIZATION; CORPORATE POWER.

     The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to execute, deliver and perform its obligations under this Agreement.


          AUTHORIZATION OF AGREEMENTS.

     The execution and delivery by the Purchaser of this Agreement, and the performance by the Purchaser of its obligations hereunder have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, or the Purchaser's articles of incorporation or by-laws.


          VALIDITY.

     This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by general equitable principles.

          ACCREDITED INVESTOR.

     The Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1993 (the "Securities Act") and was not organized for the specific purpose of acquiring the Purchased Shares.


          SUFFICIENT KNOWLEDGE.

     The Purchaser has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof. The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management.


     INVESTMENT. Except with respect to any transfer of the Purchased Shares to an affiliate of the Purchaser, the Purchaser is acquiring the Purchased Shares being purchased by it hereunder for its own account, not as a nominee or agent, for the purpose of investment and not with a view to the resale or distribution of any part thereof, and the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Purchased Shares.


          NO REGISTRATION.

     The Purchaser understands that (i) the Purchased Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act, (ii) except with respect to any transfer of the Purchased Shares to an affiliate of the Purchaser, the Purchased Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Purchased Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect.


          BROKERS.

     The Purchaser has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.


                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER
                                 AND THE COMPANY

          CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER ON THE CLOSING DATE.

     The obligation of the Purchaser to purchase the Purchased Shares from the Company on the Closing Date is subject to the satisfaction or waiver, on or before the Closing Date, of the following conditions:


          REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT.

     The representations and warranties contained in Article II shall be true, complete and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President of the Company shall have certified to such effect to the Purchaser in writing.

          PERFORMANCE.

     The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or on the Closing Date, and the President of the Company shall have certified to the Purchaser in writing to such effect and to the further effect that all of the conditions set forth in this Section 4.1 have been satisfied.


          SUPPORTING DOCUMENTS.

     The Purchaser shall have received copies of the following documents:


     (A) the Charter, certified as of a recent date by the Secretary of State of the State of Delaware, (B) a certificate of said Secretary, dated as of a recent date, as to the due incorporation and good standing to of the Company, the payment of all excise taxes by the Company and listing all documents of the Company on file with said Secretary and (C) a certificate of the Secretary of State of the State of New York, dated as of a recent date, as to the good standing of the Company in such state; and


     a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery and performance of this Agreement, including the issuance, sale and delivery of the Purchased Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby; (C) that the Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and (D) to the incumbency and specimen signature of each officer of the Company executing this Agreement, the stock certificates representing the Purchased Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii).


          REGISTRATION RIGHTS AGREEMENT.


     The Company shall have executed and delivered to the Purchaser a registration rights agreement substantially in the form attached hereto as EXHIBIT A (the "Registration Rights Agreement").


          CONDITION TO THE OBLIGATIONS OF THE COMPANY ON THE CLOSING DATE.

     The obligation of the Company to sell the Purchased Shares to the Purchaser is subject to the satisfaction or waiver, on or before the Closing Date, of the following conditions:


          REPRESENTATION AND WARRANTIES TO BE TRUE AND CORRECT.

     The representations and warranties contained in Article III shall be true, complete and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Purchaser shall have certified to such effect to the Company in writing.


          PERFORMANCE.

     The Purchaser shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date, and the Purchaser shall have certified to the Company in writing to such effect and to the further effect that all of the conditions set forth in this Section 4.2 have been satisfied.


          LOCKUP AGREEMENT.

     The Purchaser shall have executed and delivered to the Company a lockup agreement substantially in the form attached hereto as EXHIBIT B (the "Lockup Agreement").


                                 MISCELLANEOUS.

          REGISTRATION RIGHTS AGREEMENT.

     On or prior to the Closing Date, the Company shall execute and deliver to the Purchaser the Registration Rights Agreement.


          LOCKUP AGREEMENT.

     On or prior to the Closing Date, the Purchaser shall execute and deliver to the Company the Lockup Agreement.


          EXPENSES.

     Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

          BROKERAGE.

     Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party, other than as described in Section 2.10 of the Disclosure Schedule.

          NOTICES.

     All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier, addressed as follows:


          if to the Company, to it at StarMedia Network, Inc., 29 West 36th Street, 5th Floor, New York, New York 10018, Attention: President;


          if to the Purchaser, to it at National Broadcasting Company, Inc., 30 Rockefeller Plaza, New York, New York 10112, Attention: Kenneth Krushel; and


or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.


          GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


          ENTIRE AGREEMENT.

     This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.


          COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


          AMENDMENTS.

     This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and Purchaser.


          SEVERABILITY.

     If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provisions and of the entire Agreement shall not be affected thereby.


          TITLES AND SUBTITLES,

     The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.


          CERTAIN DEFINED TERMS.

     As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):


         "PERSON" shall mean an individual, corporation, trust, partnership, joint venture, unincorporated organization, government or any agency or political subdivision thereof, or other entity.


     "SUBSIDIARY" shall mean, as to the Company, any corporation of which more than 50% of the outstanding stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more of its subsidiaries, or by the Company and one or more of its subsidiaries.

          WAVIER OF JURY TRIAL.

     Each party hereto hereby waives its rights to a jury trial of any claim or cause of action (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law claims and statutory claims) based upon or arising out of this Agreement, the Registration Rights Agreement, the Lockup Agreement, the Purchased Shares or the subject matter hereof or thereof.

          AMENDMENT TO REGISTRATION STATEMENT.

     The Company shall provide, during normal business hours, to the Purchaser a true and complete copy of, and an opportunity to comment on, any amendment to the Registration Statement which first discloses, or reflects a revision to the disclosure of, the sale of the Purchased Shares or any other disclosure regarding the Purchaser, SNAP! LLC, or any entity the name of which incorporates "NBC," "General Electric" or "GE," not less than two (2) hours prior to the filing of such amendment with the SEC.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                  STARMEDIA NETWORK, INC.



                                  By:
                                  Name:
                                  Title:



                                  NATIONAL BROADCASTING COMPANY, INC.



                                  By:
                                  Name:
                                  Title: